Legacy Reserves LP
IPAA OGIS New York

April 9, 2008

Forward-Looking Statements
Statements made by representatives of Legacy Reserves LP (the “Partnership”) during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Partnership based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for oil and natural gas, our ability to replace reserves and efficiently exploit our current reserves, our ability to make acquisitions on economically acceptable terms, and other important factors that could cause actual results to differ materially from those anticipated or implied in the forward-
looking statements. Please see the factors described in the Partnership’s Annual Report on Form
10-K in Item 1A under “Risk Factors”. The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Legacy Overview
❑ Predecessor was a Permian Basin oil producer since 1981 with the bank as the sole financial partner prior to forming Legacy
❑ Organized Legacy in 2005 and contributed family assets in 3/2006
❑ Alignment of interest with no IDR’s and 43% founder ownership
❑ Over $400 million of acquisitions announced since Legacy formed
❑ Maintained discipline and focus through high growth phase for peers
❑ Development projects meeting or exceeding expectations
❑ Acquisition pipeline has never been better, focusing on negotiated transactions in Permian Basin and Mid-continent regions
❑ Sustainable growth with only $200 million per year of acquisitions

Name	Title	Years Experience in the Permian Basin	Years Experience in the Oil & Gas Industry
Cary D. Brown, CPA	Chairman & CEO	16	18
Steven H. Pruett	President & CFO	19	24
Kyle A. McGraw	EVP, Business Development & Land	26	26
Paul T. Horne	VP, Operations	22	24
William M. Morris, CPA	VP, Controller & CAO	25	27
Senior Management averages over 20 years of experience
William D. Sullivan
Former EVP
Anadarko Petroleum
G. Larry Lawrence
Former Controller
Pure Resources
Kyle D. Vann
Former CEO
Entergy - Koch, LP
Independent Board Members
William R. Granberry
Former Pres & COO
Tom Brown, Inc.
Legacy Management Team

Pampa
Oklahoma City
OKLAHOMA
NEW MEXICO
Midland
TEXAS

LEGACY RESERVES

Note: All figures as of December 31, 2007 except for net production rate which is average Q4 2007.
Excludes location of fields in pending acquisition.
Legacy Asset Overview
❑ 32.1 MMBoe of proved reserves
❑ Reserves-to-production ratio of
 over 14 years
❑ Diversified across over 3,000
 wells
❑ 70% operated
❑ 6,453 net Boe per day (Q4)
❑ 74% liquids
❑ $690.5 million standardized
 measure

(1)  Source: http://www.utpb.edu
Map Source: Midland Map Company.
Stable Platform
Why the Permian Basin?
❑ Over 24 BBbls produced since
 1921
❑ Represents 20% of lower 48
 states and 68% of Texas oil
 production (1)
❑ Multiple producing formations
❑ Established infrastructure and
 ample take-away capacity
❑ Long-lived reserves
❑ Predictable, shallow decline
 rates
❑ Fragmented ownership

Legacy 2007-08 Acquisitions
SELLER	CLOSING DATE	CLOSING PRICE $MM	COUNTY, STATE	FIELDS	PROVED MBOE	% PDP	NET BOEPD	% OIL/ NGL	GROSS PROD/ INJ	R/P	Acq Cost $/bbl
1Q07-3Q07	1Q07-3Q07	100.3	Various	Various	8,048	87	1,615	71	678 / 70	13.7	12.46
Carlow etal	8/31/07	8.7	Ector, Midland, TX	Spraberry	785	70	113	73	11	20.1	11.08
Operating Co	10/1/07	60.5	Carson, Gray, TX	Panhandle	3,945	100	606	83	263 / 14	17.8	15.33
Summit	10/1/07	13.5	Midland, Reagan, Upton, TX	Spraberry	695	100	140	81	78 / 1	13.6	19.42
Pan-Ellis/Bevo	11/1/07 1/18/08	23.4	Carson, Gray, Moore, Hutchinson, TX	Panhandle	1,520	100	253	63	82 / 36	16.5	15.39
Misc Other	11/15/07	9.3	Midland, Howard, Garza, TX	Various	642	93	155	75	15 / 7	11.3	14.48
Summit WIO’s	1/15/08	14.2	Upton, Reagan, TX	Spraberry	833	100	175	78	78 / 1	13.6	17.04
Sub-Total		230			16,469	92	3,057	73	1205/129	14.8	13.96
Crown (Pending)	4/30/08	82.0	Various TX,NM,KS,OK	Jordan, Magutex, Amacker	4,106	81	801	69	206 / 83	14.0	19.97
Total		312

Pending Acquisition
❑ Acquiring from private parties in Midland, closing April 30
❑ $55 million cash, 1.345 million units to be issued to sellers
❑ 206 wells in Texas, Oklahoma/Kansas and New Mexico, 80% Permian
❑ 78% of value is PDP, 80% of wells are operated
❑ 4.1 MMBoe proved reserves, 801 net Boepd, 70% oil
❑ Upside in waterflood improvement and Wolfcamp drilling locations
❑ Swaps entered at $101.47 per barrel WTI and $8.70 per MMBtu Waha
 West TX hub flat through 2012
❑ Seller has additional assets which may fit Legacy in the future

LEGACY RESERVES LP
LEGACY FIELDS - BLACK CIRCLES
ACQUISITION FIELDS - RED CIRCLES

LEGACY RESERVES

Legacy and Pending Acquisition Field Locations

Financial Summary

($ in millions)	Quarter Ending 3-31-07	6-30-07	9-30-07	12-31-07	Annual 2007
Production (Boe/d)	3,655	4,540	5,196	6,453	4,970
Revenue with realized hedges	$18.4	$24.1	$29.8	$40.1	$112.4
Distributable Cash Flow	$6.8	$9.5	$14.8	$17.0	$48.1
Distributable Cash Flow per Unit	$0.36	$0.36	$0.56	$0.58	$1.86
Adjusted EBITDA [1]	$11.1	$14.7	$18.9	$25.6	$70.2

LEGACY RESERVES

Financial and Operating Data - Latest Twelve Months
❑ Fourth quarter performance extends quarterly growth trend
 – 24% sequential volume growth over Q3
 – 10% distribution growth over 2007
(1) Please see pages 18 and 19
Summary Financial Information

($ in millions)	12/31/2007
Cash	$9.1
Total Debt	$110.0
Partner’s Equity	$255.7
Total Capitalization	$481.6
• Since balance sheet date, we have
 acquired $30 million of properties and
 have an additional $55 million to close
 April 30.
• Anticipate borrowing base increase from
 bank group by mid-April.
Balance Sheet

Development Program Update
❑ $16 million of maintenance and growth capital in 2007
❑ $18.2 million budgeted for 2008 capital program
❑ 45% of capital directed toward higher return, recompletion, reactivation and restimulation projects
❑ Project summary (gross production rates):
 • 12-well infill drilling program at Langlie Mattix, IP avg 40 Bopd + 45 Mcfd/well
 • 6 Happy / Dover field recompletions, 180 Bopd + 80 Mcfd increase
 • Clayton Johnson high volume lift, 70 Bopd + 60 Mcfd increase
 • 6 SJU refracs (6 more in progress), 75 Bopd + 15 Mcfd increase
 • 1 Hutex, 1 PHD, and 1 SMB recompletions, 120 Bopd + 150 Mcfd
 • 2 Binger infill drill wells, initially produced over 200 Bopd during 2007
 • Drilled 2 Wolfcamp wells, IP’d in excess of 200 Bopd + 200 Mcfd each
 • Furhman Mascho recompletion IP’d at 44 Bopd + 20 Mcfd, 3 offsets to drill

$72.68
$72.67
$71.54
$76.36
$76.85
1,226
1,198
1,115
880
750
(MBbl)
1,400
1,200
1,000
800
600
400
200
0
2008
2009
2010
2011
2012
Hedged Volume
Price ($/Bbl)

$8.56
$8.52
$8.25
$8.69
$8.70
(MMBtu)
3,200
2,800
2,400
2,000
1,600
1,200
800
400
0
2008
2009
2010
2011
2012
Hedged Volume
Price ($/MMBtu)

LEGACY RESERVES

(1) WTI oil swaps used to hedge NGL production in 2009 (85,200 Bbls), 2010 (84,600 Bbls), 2011 (78,000 Bbls) and 2012 (75,600 Bbls).
(2) Includes NYMEX and Waha / ANR-OK swaps, where the latter indexes trade at a discount to NYMEX Henry Hub but better reflect what Legacy is paid for its natural gas.
(3) Does not include hedges for acquisitions announced January 14, 2008.
2,979
2,924
2,610
Oil (1)
Natural Gas (2)
Over 50% hedged through 2011
1,909
1,371
Commodity Price Hedging Summary

8,000
6,000
4,000
2,000
0
(Gallons)
$1.27
$1.15
6,458
2,265
2008
2009
Hedged Volume
Price ($/Gallon)

2,100
1,400
700
0
(MBoe)
$65.47
$65.89
$65.36
$69.93
$71.09
1,876
1,739
1,550
1,198
979
2008
2009
2010
2011
2012
Hedged Volume
Price ($/Boe)

LEGACY RESERVES

*
NGL’s
BOE’s
Over 50% of forecasted production hedged through 2011
Commodity Price Hedging Summary

GP Interest
<0.1%
Public
Unitholders
33%
144A & PIPE
Unitholders
21%
Sellers of Assets to
Legacy
2.9%
Founding Investors,
Directors and
Management
43%
Ticker: LGCY
Exchange: NASDAQ
Unit Price (3/28/08): 20.34 per unit
Quarterly Distribution: $0.45 per unit
Yield: 8.8%
Market Capitalization: $604 million
Note: Ownership as of 3/31/08
Legacy Ownership

Legacy Summary
❑ Only MLP focused on the oil-weighted Permian Basin and Mid-continent regions
❑ Experienced management team with significant equity ownership
❑ Accretive acquisition history and deal pipeline
❑ Long-lived, predictable reserves
❑ Reserve development expertise
❑ Long-term hedges in place
❑ MLP structure with no IDRs
❑ Tax advantaged yield

Adjusted EBITDA Reconciliation
 This presentation, the financial tables and other supplemental information, including the reconciliations of certain non-generally accepted accounting principles ("non-GAAP") measures to their nearest comparable generally accepted accounting principles ("GAAP") measures, may be used periodically by management when discussing Legacy's financial results with investors and analysts and they are also available on Legacy's website under the Investor Relations tab. Adjusted EBITDA is defined in our revolving credit facility as net income (loss) plus interest expense; depletion, depreciation, amortization and accretion; impairment of long-lived assets; (gain) loss on sale of partnership investment; (gain) loss on sale of assets; equity in (income) loss of partnerships; non-cash compensation expense and unrealized (gain) loss on oil and natural gas swaps.  Adjusted EBITDA is presented as management believes it provides additional information and metrics relative to the performance of Legacy's business, such as the cash distributions we expect to pay to our unitholders, as well as our ability to meet our debt covenant compliance tests. Management believes that these financial measures indicate to investors whether or not cash flow is being generated at a level that can sustain or support an increase in our quarterly distribution rates. Adjusted EBITDA may not be comparable to a similarly titled measure of other publicly traded limited partnerships or limited liability companies because all companies may not calculate Adjusted EBITDA in the same manner.

($ in thousands)	3-31-07	6-30-07	9-30-07	12-31-07	2007
Net income (loss)	$ (4,757)	$ (2,162)	$ 2,164	$ (50,907)	$ (55,662)
Plus:					
Interest expense	625	893	1,905	3,695	7,118
Income taxes				337	337
Depletion, depreciation, amortization and accretion	5,295	6,811	6,960	9,349	28,415
Impairment of long lived assets	90	190	950	1,974	3,204
Loss on sale of assets		231	156		387
Non-cash compensation expense	148	864	(124)	129	1,017
Unrealized (gain) loss on oil and natural gas swaps	9,689	7,855	6,844	60,979	85,367
Adjusted EBITDA	$ 11,090	$ 14,682	$ 18,855	$ 25,556	$ 70,183

LEGACY RESERVES

 Note: Adjusted EBITDA is a non-GAAP financial measure.
Reconciliation of Net Income to Adjusted EBITDA
Adjusted EBITDA Reconciliation